                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 1, 2000
                                                         ----------------

                  PROFESSIONAL TRANSPORTATION GROUP LTD., INC.
                  --------------------------------------------
                            (Exact name of registrant
                          as specified in its charter)

         Georgia                   000-22571             58-1915632
--------------------------------------------------------------------------------
     (State or other               (Commission           (I.R.S. Employer
     jurisdiction of               File Number)          Identification No.)
     incorporation)

     1950 Spectrum Circle, Suite B-100, Marietta, Georgia           30067
--------------------------------------------------------------------------------
            (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (678) 264-0400
                                                           --------------

         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

         On November 1, 2000, Professional Transportation Group Ltd., Inc. (the Company") announced that it has received notification from Nasdaq that the Company's current stock price does not comply with one of the Nasdaq Small Cap Market continued listing requirements. Under the applicable continued listing requirement, the common stock must have a minimum closing bid price of $1.00 over the previous 30 consecutive trading days. Further information is contained in the Company's press release which is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL SCHEDULES AND EXHIBITS.

(c)      Exhibits.

         99.1     Press Release dated November 1, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             PROFESSIONAL TRANSPORTATION GROUP
                             LTD., INC.


                             By: /s/ William R. Asbell, Jr.
                             ---------------------------------------------------
                                 William R. Asbell, Jr.
                                 Interim Chief Financial Officer, Vice President and General Counsel

Dated: November 1, 2000

                                  EXHIBIT INDEX

      Exhibit
       Number         Exhibit Name
      -------         ------------
        99.1          Press Release dated November 1, 2000